EXHIBIT 24.1

            CONSENT OF INDEPENDENT AUDITORS

We  consent to the incorporation by reference in:   (i)
the  Registration Number 33-21598 on Form S-8, (ii) the
Registration Statement Number 33-49040 on Form S-8, and
(iii)   the  Registration Statement Number 33-64110  on
Form  S-8 pertaining to the 1987 Stock Option  Plan  of
Electrosource,  Inc.;  (i) the  Registration  Statement
Number  33-22223  on  Form S-8, (ii)  the  Registration
Statement  Number  33-35856  on  Form  S-8,  (iii)  the
Registration Statement Number 33-49042 on Form S-8  and
(iv) the Registration Statement Number 33-64108 on Form
S-8  pertaining to the 1988 Non-Employee Director Stock
Option  Plan  of Electrosource, Inc.; the  Registration
Statement Number 33-65386 on Form S-8 pertaining to the
1993  Non-Employee  Consultant  Stock  Option  Plan  of
Electrosource, Inc.; the Registration Statement  Number
33-63363  on  Form  S-8 pertaining to  the  1994  Stock
Option  Plan  of Electrosource, Inc.; the  Registration
Statement Number 33-31101 on Form S-8 pertaining to the
1996  Stock  Option  Plan of Electrosource,  Inc.;  the
Registration Statement (Amendment Number 2 to Form  S-3
Number   33-63361)  and  related  Prospectus  for   the
registration  of 185,934 shares of Electrosource,  Inc.
common  stock;  the  Registration Statement  (Form  S-3
Number  333-04637)  and  related  Prospectus  for   the
registration  of  80,610 shares of Electrosource,  Inc.
common  stock;  the  Registration Statement  (Form  S-3
Number  333-10715)  and  related  Prospectus  for   the
registration  of  1,231 shares of  Electrosource,  Inc.
common stock; and the Registration Statement (Form  S-3
Number  333-25659)  and  related  Prospectus  for   the
registration  of 437,674 shares of Electrosource,  Inc.
common stock of our report dated March 14, 2000, with respect to the financial statements of Electrosource, Inc. as of the for the year ended December 31, 1999, included in this Annual Report on Form 10-K for the year ended December 31, 1999.



WEAVER AND TIDWELL, LLP

Fort Worth, Texas
March 28, 2000